UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 19, 2004

Hawkins, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-7647	41-0771293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 East Hennepin Avenue Minneapolis, MN		55413
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (612) 331-6910

Item 7.                                   Exhibits.

99                 Press Release dated February 19, 2004

Item 9.                                 Regulation FD Disclosure.

On February 19, 2004, Hawkins, Inc. (“Hawkins”) reached a tentative settlement of its previously announced litigation relating to its pharmaceutical business.  See Hawkins’ press release dated February 19, 2004, which is furnished as Exhibit 99 hereto and incorporated by reference in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKINS, INC.

Date: February 20, 2004	By	/s/ Marvin E. Dee
Marvin E. Dee
Vice President, Chief Financial Officer,
Secretary and Treasurer

Index to Exhibits

Exhibit Number	Description	Method of Filing
99	Press Release dated February 19, 2004	Electronic Transmission